UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2004

PIVOTAL CORPORATION
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-26867 (Commission file number)	98-0366456 (I.R.S. Employer Identification No.)

Suite 700 – 858 Beatty Street
Vancouver, British Columbia, V6B 1C1

(Address of Principal Executive Offices and Zip Code)

Telephone (604) 699-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 7. Exhibits

(a) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

PIVOTAL CORPORATION

Date: February 25, 2004

/s/ Trevor Wiebe

Trevor Wiebe In-House Counsel and Corporate Secretary